EXHIBIT 3.1

                                                 FILED MAY 18, 1978

                      OFFICERS' CERTIFICATE


               RESTATED ARTICLES OF INCORPORATION


                               OF


                 UNION OIL COMPANY OF CALIFORNIA


                    a California Corporation



George C. Bond and R. O. Hedley certify that:


  1. They are a duly elected and acting Vice President and the duly elected and acting Secretary respectively, of said corporation.

  2. The Articles of Incorporation of said corporation shall be amended and restated to read in full as follows:

     One:  The name of the corporation is: UNION OIL COMPANY OF
CALIFORNIA.

     Two: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporations Code.

     Three: The corporation shall have the power to offer, issue and to sell pro rata to the holders of its Common Shares, shares of its capital stock other than shares of stock issued and sold under and pursuant to the provisions of (1) and (2) of the second paragraph of this Article Three, and to sell to others any shares of stock so offered to the holders of the Common Shares and not taken by them for such price or consideration as the Board of Directors may determine.

     Notwithstanding the foregoing provisions of this Article Three, (1) the Corporation may issue shares of its capital stock, and of any future increase thereof, in such amounts as may be determined by the affirmative vote of two-thirds of the entire Board of Directors, in exchange for or in payment for property to be acquired by the Corporation for carrying out any of the foregoing purposes, without first offering such stock to its


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stockholders; also, upon affirmative vote of two-thirds of the entire Board of Directors of this Corporation, and without any prior offering to stockholders of this Corporation, the Corporation may grant to the purchasers or the holders of any bonds or debentures or evidences of indebtedness of this Corporation, optional rights to convert any of such securities, in whole or in part, into shares of the capital stock of this Corporation, and of any future increase thereof, and also of any subsequent offering thereof, or the optional rights to purchase any of such shares, all on such terms and conditions and at such price or prices, and in such manner, at such times and in such amounts as may be determined by such vote of directors, and on any such optional rights being exercised by the holder thereof, may issue the capital stock called for by the exercise of such rights; and (2) the Corporation may offer, issue and sell, and grant options to purchase Common Shares to such employees of the Corporation and its subsidiaries, in such amounts, upon such terms and conditions and for such consideration as the Board of Directors may from time to time determine, but not to exceed in the aggregate 500,000 Common Shares; provided however, that such maximum amount shall be subject to adjustment (in the same manner as the Corporation's outstanding Common Shares) in the event a dividend is declared upon the Common Shares of the Corporation payable in Common Shares or in the event the outstanding Common Shares of the Corporation shall be changed into or exchanged for a different number or class of shares of stock or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, and that the provisions of this section shall be applicable to the number or class of shares of stock or other securities, which in accordance herewith, may be substituted for such 500,000 Common Shares; and provided further that in the case of any sale of such shares the price shall not be less than the fair market value thereof at the time of sale as determined by the Board of Directors, and that in the case of any option to purchase such shares, the price shall not be less than the fair market value thereof at the time of granting such option, as so determined. For the purposes and within the aggregate limit above mentioned, such Common Shares (subject to adjustment as above provided) may be issued without any prior offering to stockholders of this Corporation.

     Four: The number of directors of this Corporation shall be not less than twelve nor more than fifteen. The exact number of directors shall be fixed, within the limits specified herein, by a by-law or amendment thereof duly adopted by the shareholders or by the Board of Directors of this Corporation.

     Five: The Corporation is authorized to issue one class of shares of capital stock to be designated Common Shares. The aggregate par value of all shares that are to have a par value is $541,666,666.66-2/3. The number of shares that are to have a par

                               -2-

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value is 65,000,000, all of which shall be Common Shares, and the par value of each of such shares is $8-1/3.

     Six: The Corporation elects to be governed by all of the provisions of the General Corporation Law of California (as enacted by Chapter 682 of the 1975 California Statutes and as subsequently amended) not otherwise applicable to it under Chapter 23 thereof.

3. The foregoing amendment and restatement has been approved by the Board of Directors of said Corporation.

4. The foregoing amendments may be adopted with approval of the Board of Directors alone, because such amendments (i) conform the statement of purposes and powers to subdivision (b) of Section 202 of the General Corporation Law and may be adopted pursuant to
Section 2302 of the General Corporation Law; (ii) delete references to the location of the principal office and may be adopted pursuant to Section 2302 of the General Corporation Law; (iii) delete the names and addresses of the persons appointed to act as initial directors and omit the name and address of the initial agent and may be adopted pursuant to Section 902(d) of the General Corporation Law; and (iv) delete references to the Preferred Shares which were redeemed by the Corporation, and may be adopted pursuant to Section 510(b) of the General Corporation Law. All 10,275,397 Preferred Shares authorized to be issued were issued in exchange for shares of the Pure Oil Company when said corporation was merged into Union Oil Company of California. All of said authorized Preferred Shares were converted or redeemed by the Corporation.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate on April 24, 1978.

                                        s/George C. Bond
                                        ----------------
                                        George C. Bond


                                        s/R. O. Hedley
                                        --------------
                                        R.O.Hedley

     The undersigned, George C. Bond and R. O. Hedley, a Vice President and the Secretary, respectively, of Union Oil Company of California, each declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his own knowledge.

     Executed at Los Angeles, California on April 24, 1978.


                                        s/George C. Bond
                                        -----------------


                                        s/R. O. Hedley
                                        --------------
                               -3-

                                                FILED APR 30, 1979

                    CERTIFICATE OF AMENDMENT


                               OF


                    ARTICLES OF INCORPORATION


                               OF


                 UNION OIL COMPANY OF CALIFORNIA


                    a California Corporation


George C. Bond and R. O. Hedley certify that:

     1. They are a duly elected and acting Vice President and the duly elected and acting Secretary respectively, of said corporation.

     2. The Articles of Incorporation of said corporation shall be amended by revising Article Five to read as follows:

          Five: The Corporation is authorized to issue one class of shares of capital stock to be designated Common Shares. The aggregate par value of all shares that are to have a par value is $541,666,666.66-2/3. The number of shares that are to have a par value is 130,000,000, all of which shall be Common Shares, and the par value of each of such shares is $4-1/6.

          Upon the effective date hereof, each outstanding share of Common Stock, par value $8-1/3 per share, is hereby split up and converted into two shares of Common Stock, par value $4-1/6 per share.

     3. The foregoing amendment has been approved by the Board of Directors of said corporation.

     4. The foregoing amendment was approved by the required vote of the shareholders of said corporation in accordance with Section 902 of the California General Corporation Law; the total number of outstanding shares of Common Stock, the only class outstanding, entitled to vote with respect to the foregoing amendment was 43,299,798; and the number of shares voting in favor of the foregoing amendment equalled or exceeded the vote required, such required vote being a majority of the outstanding shares of Common Stock.


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     IN WITNESS WHEREOF, the undersigned have executed this
Certificate on April 30, 1979.



s/George C. Bond                        s/R. O. Hedley
- - -----------------                       ---------------
  George C. Bond                          R. O. Hedley
  Vice President                          Secretary



     The undersigned George C. Bond and R. O. Hedley the Vice President and the Secretary, respectively of Union Oil Company of California, each declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his own knowledge.

     Executed at Los Angeles, California, on April 30, 1979.




s/George C. Bond                        s/R. O. Hedley
- - ----------------                        ---------------
  George C. Bond                          R. O. Hedley


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


                                                        FILED JUN 10, 1980
                    CERTIFICATE OF AMENDMENT

                               OF

                    ARTICLES OF INCORPORATION

                               OF

                 UNION OIL COMPANY OF CALIFORNIA

                    a California Corporation


M. S. Thomson and R.O. Hedley certify that:

     1. They are a duly elected and acting Vice President and the duly elected and acting Secretary respectively, of said corporation.

     2. The Articles of Incorporation of said corporation shall be amended by revising Article Five to read as follows:

   Five: The Corporation is authorized to issue one class of shares of capital stock to be designated Common Shares. The aggregate par value of all shares that are to have a par value is $541,666,666.66-2/3. The number of shares that are to have a par value is 260,000,000, all of which shall be Common Shares, and the par value of each of such shares is $2-1/12.

   Upon the effective date hereof, each outstanding share of Common Stock, par value $4-1/6 per share, is hereby split up and converted into two shares of Common Stock, par value $2-1/12 per share.

 3. The foregoing amendment has been approved by the Board of Directors and is one which may be adopted by the Board alone in that the corporation has only one class of shares outstanding and the amendment effects only a stock split and an increase in authorized shares in proportion thereto.

 IN WITNESS WHEREOF, the undersigned have executed this Certificate on July 10, 1980.





s/M.S. Thomson                      s/R.O. Hedley
- - ---------------------------         -----------------------
M. S. Thomson, Vice President        R. O. Hedley, Secretary

 The undersigned M. S. Thomson and R. O. Hedley the Vice President and the Secretary, respectively of Union Oil Company of California, each declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his own knowledge.

 Executed at Los Angeles, California, on July 10, 1980.





s/M.S. Thomson                      s/R.O. Hedley
- - ---------------                     ---------------
M. S. Thomson                         R. O. Hedley

                                                           FILED MAY 5, 1986
                    CERTIFICATE OF AMENDMENT

                               OF

                    ARTICLES OF INCORPORATION

                               OF

                 UNION OIL COMPANY OF CALIFORNIA

                    a California Corporation


Sam A. Snyder and R.O. Hedley certify that:

 1. They are a duly elected and acting Vice President and the duly elected and acting Secretary, respectively, of said
Corporation.

 2. The Articles of Incorporation of said Corporation shall be amended by revising Article Four to read as follows:

   Four: The number of directors of this Corporation shall be not less than eight nor more than fifteen. The exact number of directors shall be fixed, within the limits specified herein, by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors of this Corporation.

 3. The foregoing amendment has been approved by the Board of Directors of said Corporation.

 4. The foregoing amendment has been approved by the required vote of the shareholders of said Corporation in accordance with
Section 902 of the California General Corporation Law; the total number of outstanding shares of common stock, the only class outstanding, entitled to vote with respect to the foregoing amendment was 1,000; and the number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of common stock.

 IN WITNESS WHEREOF, the undersigned have executed this Certificate on April 28, 1986.



s/Sam A. Snyder                     s/R.O. Hedley
- - ---------------                     --------------
Sam A. Snyder                       R. O. Hedley
Vice President                      Secretary

 The undersigned Sam A. Snyder and R.O. Hedley the Vice President and the Secretary, respectively, of Union Oil Company of California, each declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his own knowledge.

 Executed on April 30, 1986 at Los Angeles, California.



s/Sam A. Snyder                     s/R.O. Hedley
- - ---------------                     --------------
  Sam A. Snyder                       R.O. Hedley




                               -2-
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                                                       FILED DEC 5, 1988

                    CERTIFICATE OF AMENDMENT

                               OF

                    ARTICLES OF INCORPORATION

                               OF

                 UNION OIL COMPANY OF CALIFORNIA

                    a California Corporation


Claude S. Brinegar and R.O. Hedley certify that:

 1. They are the duly elected and acting Executive Vice President and Chief Financial Officer and the duly elected and acting
Secretary, respectively, of said Corporation.

 2. The Articles of Incorporation of said Corporation shall be amended by adding Article Seven to read as follows:

   Seven: The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. If the California General Corporation Law is amended after approval by the shareholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the California General Corporation Law, as so amended.

 Any repeal or modification by the shareholders of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

 3. The foregoing amendment has been approved by the Board of Directors of said Corporation.

 4. The foregoing amendment has been approved by the required vote of the shareholders of said Corporation in accordance with
Section 902 of the California General Corporation Law; the total number of outstanding shares of common stock, the only class outstanding, entitled to vote with respect to the foregoing amendment was 1,000; and the number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of common stock.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on November 28, 1988.




s/Claude S. Brinegar                   s/R. O. Hedley
- - -----------------------                --------------
Claude S. Brinegar                       R. O. Hedley
Executive Vice President and             Secretary
Chief Financial Officer


 The undersigned Claude S. Brinegar and R.O. Hedley, the Executive Vice President and Chief Financial Officer and the Secretary, respectively, of Union Oil Company of California, each declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his own knowledge.

 Executed on November 28, 1988 at Los Angeles, California.





s/Claude S. Brinegar                   s/R. O. Hedley
- - ---------------------                  ---------------
Claude S. Brinegar                       R. O. Hedley
Executive Vice President and             Secretary
Chief Financial Officer






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